SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2005

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                                 333-113636                                20-0842986
------------------------------------            ----------------------                ------------------------------
   (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
         of Incorporation)                          File Number)                           Identification No.)

     383 MADISON AVENUE
     NEW YORK, NEW YORK                                                                           10179
------------------------------------                                                  ------------------------------
       (Address of Principal                                                                   (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.


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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of April 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as seller and servicer, and JPMorgan Chase Bank, N.A., as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACK SECURITIES I LLC

By: /s/ Baron Silverstein
Name:   Baron Silverstein
Title:  Vice President

Dated:  May 27, 2005


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                                  EXHIBIT INDEX


               Item 601(a) of      Sequentially
   Exhibit     Regulation S-K      Numbered
   Number      Exhibit No.         Description                       Page
   ------      ---------------     -----------                       ----

     1         4                   Pooling and Servicing Agreement      4